SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                                July 3, 2002
              Date of Report (Date of Earliest Event Reported)


                        GENELABS TECHNOLOGIES, INC.
           (Exact Name of Registrant as Specified in its Charter)


        0-19222                                     94-3010150
 (Commission File Number)                    (IRS Employer Identification No.)


            505 Penobscot Drive
          Redwood City, California                                  94063
  (Address of Principal Executive Offices)                       (Zip Code)


                               (650) 369-9500
            (Registrant's Telephone Number, including Area Code)




Item 5.  Other Events

         Genelabs Technologies, Inc. expects to commence an offering of up to 3,220,729 shares of its common stock pursuant to its Form S-3 shelf registration statement. These shares will be sold pursuant to the form of purchase agreement attached hereto.

Item 7.  Exhibits

       EXHIBIT NO.         DESCRIPTION

           10.1            Form of Purchase Agreement.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  July 3, 2002

                                        GENELABS TECHNOLOGIES, INC.


                                        By:  /s/ Heather Criss Keller
                                             --------------------------------
                                        Name:   Heather Criss Keller
                                        Title:  Vice President, General Counsel




                               EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

        10.1          Form of Purchase Agreement.